UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 18, 2020, Comcast Corporation (“Comcast”) announced that, as of 5:00 p.m., New York City time, on June 17, 2020, it had received tenders for an aggregate principal amount of $585,105,000 of the $1,000,000,000 total outstanding aggregate principal amount of its Floating Rate Notes due October 2021 (the “Comcast Notes”), and NBCUniversal Enterprise, Inc., a subsidiary of Comcast, had received tenders for an aggregate principal amount of $1,191,465,000 of the $1,500,000,000 total outstanding aggregate principal amount of its Senior Floating Rate Notes due April 2021 (the “NBCU Enterprise Notes” and, together with the Comcast Notes, the “Notes”), in each case in the cash tender offers announced on June 11, 2020, which were made pursuant to the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery, each dated June 11, 2020 (the “Tender Offer Documents”).

An additional $1,041,000 aggregate principal amount of the Comcast Notes were tendered pursuant to the guaranteed delivery procedures described in the Tender Offer Documents.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of offers to buy any securities.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Comcast press release dated June 18, 2020 announcing the results of the tender offers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 18, 2020	By:	/s/ Elizabeth Wideman
			Name:	Elizabeth Wideman
			Title:	Vice President, Senior Deputy General Counsel and Assistant Secretary